UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21237

Unified Series Trust
2960 N. Meridian Street, Ste.300, Indianapolis, In  46208

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:    07/31

Date of reporting period:  07/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Mirzam Capital Appreciation Fund

Annual Report

July 31, 2011

Fund Adviser:

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, Florida 33469

Toll Free (888) 693-8056

Mirzam Capital Appreciation Fund

In terms of the fund’s prospectus that was filed at the time of its formation, Mirzam’s performance benchmark is the S&P 500. As the portfolio took shape, it quickly emerged as a world stock fund, a classification that the rating agencies have assigned to it. Consequently, MorningStar, the foremost fund-rating agency, measures Mirzam’s fund performance against the MSCI EAFE Index.

Since the fund’s inception, August 14, 2007, the MSCI EAFE Index was down -2.64%, whereas Mirzam’s portfolio was up +2.67% through July 31, 2011. During this period, the S&P 500 was down      -0.81%. Thus, in terms of both indices, Mirzam’s performance compares very well when measured for the period since inception to July 31, 2011.

However, during the past 12 months ended July 31, 2011, both indices have made up lost ground against Mirzam. The MSCI EAFE and the S&P 500 posted returns of +17.76% and +19.65%, respectively, during the past 12 months. Mirzam on the other hand, posted a return of +14.94%. Despite lagging the two indices, the fund’s double-digit return is gratifying.  The fund underperformed its index of the S&P 500 over the last 12 months due to the more conservative approach adopted by the sub-advisor, whereby long term capital growth remains its primary objective as opposed to the short term approach of chasing today’s performing stock.  This conservative approach has resulted in the fund outperforming the index in both the 3 year and since inception comparisons.

During the past four years ended July 31, 2011, the Mirzam portfolio’s annual returns were +3.67% (2008), -16.67% (2009), +11.79% (2010), and +14.94% (2011). During the same period, the S&P 500 returned -11.20% (2008), -19.95% (2009), +13.84% (2010), and +19.65% (2011). The MSCI EAFE posted returns of -7.84% (2008), -22.51% (2009), +6.93% (2010), and +17.76% (2011) during the same period.

Another good indicator of the portfolio’s health is to measure the increase in dividend receipts compared to those of last year. In fiscal 2011, the portfolio yielded dividends of $205,162, a 24.4% increase over dividends of $164,931 received in fiscal 2010. Year-over-year net assets increased by 22%. Dividends received in 2011 as a percentage of average net assets in 2011 were 2.89%, compared to 2.83% for the prior year. Of the 56 stocks in the portfolio, only five did not pay a dividend in fiscal 2011, four of which temporarily suspended their dividends in the wake of the credit crisis.

Last year in the second quarter of 2010, the debt crisis in Greece caused a significant sell off. The market bounced back strongly in the second half of the year. This year, the beginning of the second quarter again brought news of ongoing troubles in Greece. Other European countries became targets for possible debt downgrades. To add fuel to the fire, Standard & Poor downgraded the debt of the US Government. The media had a field day running with these stories. The ensuing panic saw another sharp sell-off, a repeat of 2010. We used this as an opportunity to put to work all but about a hundred thousand dollars of the cash we had on hand at July 31, 2011.

In last year’s annual report, we told our shareholders that we would be selling the handful of positions in companies with a relatively small market capitalization. Consequently, as a result of these disposals, as well as the sale of stock in a non-dividend paying large cap company that operated in the energy sector, a sector in which we already had a large exposure, the portfolio turnover was somewhat higher relative to past years. We have made a commitment to our shareholders to keep the portfolio turnover as low as possible. Such an investment strategy is both cost and tax efficient. In addition, our shareholders have the assurance that we will not undermine the composition of the portfolio. Most, if not all, of these stocks will remain in the portfolio, year after year. In that sense, shareholders are not betting on us, as much as on the corporations already in the portfolio. The fund’s investment returns come from stock selections that we made over the past four years, with very little portfolio churning, rather than from a host of fortuitous short-term trades. The portfolio turnover in fiscal 2008, 2009, 2010 and 2011 was 3.07%, 1.16%, 2.24% and 16.84%, respectively, for an average of 5.8% over the past four years. We anticipate a return to the low turnover rates seen prior to 2011.
We allocate capital to businesses that we count among the best in the world. They are large cap companies with a dominant presence in the markets in which they operate. They also enjoy significant competitive advantages and have strong balance sheets. In addition, they pass our strict corporate governance criteria. Our investment approach can be summarized as follows: (a) we perform our own fundamental due diligence on the companies that we intend to buy; (b) for those that pass our stringent investment criteria we seek to buy their stock at prices that capture a discount to our assessment of their intrinsic values; (c) we invest in these equities with the intention of holding them for a very long time all the while monitoring their progress closely; and (d) our selling decisions are influenced by business model problems that might portend at worst permanent impairment or diminished expectations in future years. It is only in exceptional circumstances that we would invest in companies that do not pay dividends.

The fund’s top 20 holdings, comprising 53% of the portfolio’s value as of July 31, 2011 were: Syngenta (Switzerland), TransCanada (Canada), Southern Copper (USA), China Mobile (China), Precision Drilling (Canada), Nestle (Switzerland), CPFL Energia (Brazil), Teva Pharmaceuticals (Israel), Ship Finance (Norway), Ternium (Luxembourg), StatOil (Norway), Telefonica (Spain), Tenaris (Luxembourg), Yanzhou Coal (China), CGV (France), Methanex (Canada), Emerson Electric (USA), Pengrowth Energy (Canada), PetroChina (China), and ASML (Netherlands).

As always, we remind our shareholders that we do not invest in companies that use stock-based compensation, unless used minimally. On April 10, 2011, Gretchen Morgenson, Pulitzer prize-winning journalist at the New York Times, in a cover story that coincided with the newspaper’s annual executive compensation survey, reported: “Few money managers seem to share Mr. Meyer’s view that pay should be factored into investment decisions. His background as a forensic accountant made him train his eye on corporate proxy statements, where pay practices are outlined. Indeed, he says he first became interested in how executive pay affects shareholder returns during the early 1990s, when companies began issuing boatloads of stock options that they did not have to deduct as compensation costs.

“The fiction that options should not be counted as a business expense finally changed in 2005, when the Financial Accounting Standards Board required that companies recognize the costs of options in their financial statements. But options had become the drug of choice for those addicted to excessive compensation, whether on the receiving end or delivering it as directors on a corporate board’s compensation committee.

‘“Middle-class America experienced a lost decade in their retirement accounts, whereas executives enjoyed record compensation packages through the subterfuge of stock option programs,’ Mr. Meyer says.

‘“There has been a massive wealth transfer from middle-class America’s retirement accounts to the bank accounts of the privileged few. The social consequences of this wealth transfer bear scrutiny.’’’

There are many investors who short the market in hope of making outsized returns when the market catches a downdraft – nothing wrong with that. They often co-opt the media, wittingly and unwittingly, to help their cause with anecdotal evidence of why the market is on the verge of the next downdraft. Last year, after the sharp sell-off in June, the folk who divine the future through the use of stock charts, warned us of  “ominous death crosses” that were spreading across major global stock indices. They predicted a decline in the S&P 500 to 830. It never happened, but they are at it again.

We recently experienced another sharp sell-off, but as was the case last year, our positive but realistic outlook kept us from panicking. In 2010, the predictive powers of the “death cross” failed as the ensuing 12 months delivered strong double-digit returns, followed, as noted, by the recent correction. We do not necessarily anticipate the same kind of performance over the next 12 months, but we are confident that the true quality stocks in the fund’s portfolio will provide our shareholders with positive returns.

Despite periods of extreme volatility during the past year or so, our shareholders have stayed the course admirably, for which we are very grateful. Panic selling during such times could mean the liquidation of stock holdings to meet cash calls, which would increase the fund’s turnover. More importantly, it makes far more sense to be buying stocks when others are selling in fear. As in past years, we had very few redemptions, a fact that demonstrates our shareholders shared commitment with us to remain long-term investors and reap the benefits of compounding returns over many years.

We trust fiscal 2012 will be a rich and rewarding year for our shareholders. They only need look at the quality companies in the portfolio to know that these corporations are all well placed to exploit every opportunity for profit and expansion in a diverse set of industries and on a global scale. It is on these stocks that our shareholders will rely for future investment returns, not our ability to churn the portfolio and, with a bit of luck hit a few home runs, while racking up costs and taking losses. Our undertaking is to engage in ongoing due diligence and monitor the companies in the portfolio very closely.

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-693-8056.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index and the MSCI EAFE Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index and the MSCI EAFE Index are widely recognized unmanaged indices of equity prices and represent a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Mirzam Capital Appreciation Fund and S&P 500(R) Index
Mirzam Capital Appreciation Fund $11,101
S&P 500® Index $9,683
MSCI EAFE Index $8,992
Inception Date 8/14/07
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Value
July-07
October-07
January-08
April-08
July-08
October-08
January-09
April-09
July-09
October-09
January-10
April-10
July-10
October-10
January-11
April-11
July-11
Date

The chart above assumes an initial investment of $10,000 made on August 14, 2007 (commencement of Fund operations) and held through July 31, 2011. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mirzam Capital Appreciation Fund, and to obtain performance data current to the most recent month end or to request a copy of the prospectus, please call 1-888-693-8056. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

 1As a percentage of net assets.

The investment objective of the Mirzam Capital Appreciation Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Mirzam Capital Appreciation Fund	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During the Period* February 1, 2011 - July 31, 2011
Actual	$1,000.00	$994.78	$8.61
Hypothetical**	$1,000.00	$1,016.16	$8.70
*Expenses are equal to the Fund’s annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Mirzam Capital Appreciation Fund
Schedule of Investments
July 31, 2011

Common Stocks - 92.58%	Shares	Fair Value

Consumer Discretionary - 1.12%
Buckle, Inc. / The	1,100	$48,741
Net Servicos de Comunicacao S.A. (a) (b)	4,400	40,612
		89,353
Consumer Staples - 7.04%
Campbell Soup Co.	2,000	66,100
Church & Dwight Co., Inc.	900	36,306
Clorox Company / The	500	35,795
Colgate-Palmolive Co.	1,000	84,380
Nestle SA (b)	3,780	240,975
Wal-Mart Stores, Inc.	1,880	99,095
		562,651

Energy - 22.91%
Compagnie Generale de Geophysique - Veritas (a) (b)		190,292
Pengrowth Energy Corp.	12,120	156,954
PetroChina Co., Ltd. (b)	1,100	156,453
Precision Drilling Corp. (a)	14,361	247,440
Ship Finance International, Ltd.	13,900	221,010
Statoil ASA (b)	8,200	201,474
Tenaris S.A. (b)	4,500	198,900
TransCanada Corp.	6,370	267,221
Yanzhou Coal Mining Co., Ltd. (b)	5,000	191,500
		1,831,244

Financials - 1.70%
CME Group, Inc.	470	135,919

Health Care - 11.55%
Becton, Dickinson & Co.	850	71,068
Gilead Sciences, Inc. (a)	2,670	113,101
GlaxoSmithKline PLC (b)	2,750	122,155
Johnson & Johnson	2,150	139,299
Medtronic, Inc.	3,250	117,162
Pfizer, Inc.	7,100	136,604
Teva Pharmaceutical Industries, Ltd. (b)	4,800	223,872
		923,261

Industrials - 6.93%
Canadian National Railway Co.	1,300	97,318
Emerson Electric Co.	3,400	166,906
Expeditors International of Washington, Inc.	1,500	71,580
Illinois Tool Works, Inc.	1,960	97,608
Ritchie Bros. Auctioneers, Inc.	1,500	41,085
Simpson Manufacturing Co., Inc.	2,800	79,240
		553,737

Information Technology - 6.55%
ASML Holding N.V. (c)	4,250	151,512
Linear Technology Corp.	5,130	150,309
Paychex, Inc.	5,000	141,150
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	6,500	80,340
		523,311

Materials - 22.10%
Aluminum Corporation of China, Ltd. (b)	6,900	147,384
ArcelorMittal (c)	3,000	93,450
Dow Chemical Company / The	3,000	104,610
Eagle Materials, Inc.	5,700	141,645
Freeport-McMoRan Copper & Gold, Inc.	1,200	63,552
Gerdau S.A. (b)	12,800	116,736
Methanex Corp.	6,000	177,840
Praxair, Inc.	290	30,056
Southern Copper Corp.	7,500	256,200
Syngenta AG (b)	5,000	318,050
Ternium S.A. (b)	7,000	202,930
Titanium Metals Corp.	6,400	113,856
		1,766,309

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued
July 31, 2011

Common Stocks - 92.58% - continued	Shares	Fair Value

Telecommunication Services - 9.78%
America Movil SAB de C.V. - Series A (b)	1,700	$43,894
China Mobile, Ltd. (b)	5,120	255,130
PT Telekomunikasi Indonesia (b)	2,500	87,250
SK Telecom Co., Ltd. (b)	2,080	33,114
Tele Norte Leste Participacoes S.A. (b)	2,100	29,358
Telefonica S.A. (b)	9,000	200,880
Turkcell Iletisim Hizmetleri A.S. (a) (b)	5,500	70,400
VimpelCom, Ltd. (b)	5,000	62,000
		782,026

Utilities - 2.90%
CPFL Energia S.A. (b)	8,040	232,276

TOTAL COMMON STOCKS (Cost $6,640,774)		7,400,087

Limited Partnerships - 0.82%

Terra Nitrogen Co., L.P.	425	65,454

TOTAL LIMITED PARTNERSHIPS (Cost $53,477)		65,454

Money Market Securities - 6.83%

Huntington Money Market Fund - Trust Shares, 0.01% (d)		545,859

TOTAL MONEY MARKET SECURITIES (Cost $545,859)		545,859

TOTAL INVESTMENTS (COST $7,240,110) - 100.23%		$8,011,400

Liabilities in excess of other assets - (0.23%)		(18,668)

TOTAL NET ASSETS - 100%		7,992,732

(a) Non-income producing.
(b) American Depositary Receipt.
(c) New York Registered
(d) Variable rate security; the money market rate shown represents the rate at July 31, 2011.

		Percentage of
Diversification of Assets:		Net Assets
Bermuda		2.77%
Brazil		5.24%
Britain		1.53%
Canada		12.36%
China		6.20%
France		2.38%
Hong Kong		3.19%
Indonesia		1.09%
Israel		2.80%
Luxembourg		6.20%
Mexico		0.55%
Netherlands		2.67%
Norway		2.52%
Republic of Korea (South)		0.41%
Spain		2.51%
Switzerland		6.99%
Taiwan		1.01%
Turkey		0.88%
United States		38.93%
Liabilities in excess of other assets		-0.23%
Total		100.00%

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Assets and Liabilities
July 31, 2011

Assets:
Investments in securities:
At cost	$7,240,110
At fair value	$8,011,400
Receivable due from Adviser (a)	9,043
Receivable for investments sold	59,013
Receivable for fund shares sold	1,000
Dividends receivable	7,244
Prepaid expenses	17,313
Interest receivable	5
Reclaim receivable	4,018
Total assets	8,109,036

Liabilities:
Payable for investments purchased	80,571
Payable to administrator, fund accountant, and transfer agent (a)	7,519
Payable to trustees and officers	986
Accrued 12b-1 fees (a)	7,019
Payable to custodian (a)	1,458
Other payables	421
Other accrued expenses	18,330
Total liabilities	116,304

Net Assets:	$7,992,732

Net Assets consist of:
Paid in capital	$7,463,176
Accumulated undistributed net investment income (loss)	5,503
Accumulated net realized gain (loss) on investments	(247,237)
Net unrealized appreciation (depreciation) on:
Investment securities	771,294
Foreign currency	(4)

Net Assets:	$7,992,732

Shares outstanding (unlimited number of shares authorized)	759,125

Net asset value and offering
price per share	$10.53

Redemption price per share ($10.53 * 98%) (b)	$10.32

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Operations
For the fiscal year ended July 31, 2011

Investment Income
Dividend income (net of foreign withholding tax of $12,472)	$205,162
Interest income	40
Total Investment Income	205,202

Expenses
Investment adviser fee (a)	113,335
Transfer agent expense (a)	35,072
Administration expense (a)	29,345
Registration expense	25,483
Fund accounting expense (a)	25,000
Legal expense	19,190
12b-1 fees (a)	18,889
Auditing expense	14,300
CCO expense	7,773
Trustee expense	6,975
Custodian expense	6,320
Pricing expense	3,399
Insurance expense	2,511
Miscellaneous expense	1,599
24F-2 expense	275
Total Expenses	309,466
Less: Waiver & reimbursement by Adviser (a)	(177,911)
Net operating expenses	131,555
Net Investment Income	73,647

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(147,918)
Change in unrealized appreciation (depreciation) on
investment securities and foreign currency	996,756
Net realized and unrealized gain (loss) on investment securities	848,838
Net increase (decrease) in net assets resulting from operations	$922,485

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Changes In Net Assets

	Year	Year
	Ended	Ended
Increase (decrease) in net assets from:	July 31, 2011	July 31, 2010
Operations:
Net investment income (loss)	$73,647	$49,620
Long term capital gains from underlying investments	-	1,359
Net realized gain (loss) on investment securities	(147,918)	(39,678)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	996,756	626,718
Net increase (decrease) in net assets resulting from operations	922,485	638,019

Distributions to shareholders:
From net investment income	(68,351)	(46,520)
From return of capital	(7,088)	-
Total distributions	(75,439)	(46,520)

Capital Share Transactions:
Proceeds from shares sold	1,117,927	216,995
Reinvestment of distributions	75,040	46,356
Amount paid for shares redeemed	(257,255)	(73,005)
Redemption fee	60	31
Net increase (decrease) in net assets resulting
from capital share transactions	935,772	190,377

Total Increase in Net Assets	1,782,818	781,876

Net Assets
Beginning of year	6,209,914	5,428,038

End of year	$7,992,732	$6,209,914

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$5,503	$1,404

Capital Share Transactions
Shares sold	104,280	23,361
Shares issued in reinvestment of distributions	7,095	5,253
Shares redeemed	(23,845)	(7,533)

Net increase (decrease) from capital share transactions	87,530	21,081

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Financial Highlights
(For a share outstanding during each period)

	Year Ended		Year Ended		Year Ended		Period Ended
	July 31, 2011		July 31, 2010		July 31, 2009		July 31, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$9.25		$8.34		$10.30		$10.00
Income from investment operations:
Net investment income (loss)	0.10		0.07		0.15		0.09	(b)
Net realized and unrealized gain (losses)	1.28		0.91		(1.91)		0.27	(c)
Total income (loss) from investment operations	1.38		0.98		(1.76)		0.36

Less Distributions to shareholders:
From net investment income	(0.09)		(0.07)		(0.16)		(0.07)
From net realized gains	-		-		(0.03)		-
Return of capital	(0.01)	(i)	-		(0.01)		-
Total distributions	(0.10)		(0.07)		(0.20)		(0.07)

Paid in capital from redemption fees	-	(d)	-	(d)	-	(d)	0.01

Net asset value, end of period	$10.53		$9.25		$8.34		$10.30

Total Return (e)	14.94%		11.79%		-16.67%		3.67%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$7,993		$6,210		$5,428		$2,865
Ratio of expenses to average net assets	1.74%		1.87%	(h)	2.00%		2.00%	(g)
Ratio of expenses to average net assets
before reimbursement	4.10%		4.42%		5.62%		12.60%	(g)
Ratio of net investment income to
average net assets	0.98%		0.81%		2.27%		0.89%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.38)%		(1.74)%		(1.36)%		(9.72)%	(g)
Portfolio turnover rate	16.84%		2.24%		1.16%		3.07%

(a) For the period August 14, 2007 (Commencement of Operations) through July 31, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.
(h) Effective May 1, 2010, the Adviser agreed to waive fees to maintain fund expenses at 1.49%, excluding 12b-1 fees of 0.25%. Prior to that date, the expense cap was 2.00%.
(i) This is a temporary book to tax difference due to the tax character of the distributed income.

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements
July 31, 2011

NOTE 1.  ORGANIZATION

Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007 and commenced operations on August 14, 2007.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment Adviser is Mirzam Asset Management, LLC (the “Adviser”).  The Adviser has retained Bastiat Capital LLC, (the “Sub-Adviser”) to serve as Sub-Adviser to provide portfolio management and related services to the Fund.  Bastiat Capital LLC receives a fee from the Adviser (not the Fund) for these services.  The investment objective of the Mirzam Capital Appreciation Fund is to provide long-term capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended July 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Distributions from limited partnerships are recognized on the ex-date and included in dividend income. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  As of July 31, 2011, there were no material reclassifications.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds and limited partnerships, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,400,087	$-	$-	$7,400,087
Limited Partnerships	65,454	-	-	65,454
Money Market Securities	545,859	-	-	545,859
Total	$8,011,400	$-	$-	$8,011,400
* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended July 31, 2011, there were no significant transfers between levels.  The amount of transfers in/out are reflected at the securities’ fair value on the date of transfer.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended July 31, 2011, before the waiver described below, the Adviser earned a fee of $113,335 from the Fund.  As of May 1, 2010, the Adviser has contractually agreed through November 30, 2013 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), any 12b-1 fees, taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest,  and extraordinary litigation expenses, do not exceed 1.49% of the Fund’s average daily net assets. Prior to May 1, 2010, the Adviser had contractually agreed to cap expenses at 2.00%.  For the fiscal year ended July 31, 2011, the Adviser waived fees of $177,911.  At July 31, 2011, the Fund was owed $9,043 from the Adviser for the excess of expenses waived over management fees earned at the end of the fiscal year.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at July 31, 2011 are as follows:

Recoverable through
Amount	July 31,

$156,464	2012
$156,904	2013
$177,911	2014

The Trust retains Huntington Asset Services, Inc. (“Huntington”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended July 31, 2011, Huntington earned fees of $29,345 for administrative services provided to the Fund.  At July 31, 2011, the Fund owed Huntington $2,334 for administrative services.  Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended July 31, 2011, the Custodian earned fees of $6,320 for custody services provided to the Fund.  At July 31, 2011, the Fund owed the Custodian $1,458 for custody services.

The Trust retains Huntington to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended July 31, 2011, Huntington earned fees of $35,072 from the Fund for transfer agent services.  For the fiscal year ended July 31, 2011, Huntington earned fees of $25,000 from the Fund for fund accounting services.  At July 31, 2011, the Fund owed Huntington $3,102 for transfer agent services and $2,083 for fund accounting services.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended July 31, 2011. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor)
and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  For the fiscal year ended July 31, 2011, the Fund accrued 12b-1 fees of $18,889, of which $7,019 was unpaid to the Adviser at July 31, 2011.  If the Adviser is due more monies for its services rendered than are immediately payable because of the 0.25% expense limitation, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Adviser shall not, however, be entitled to charge any interest, carrying, or finance fees in connection with such carried forward amounts.

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended July 31, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	1,890,291
Sales
U.S. Government Obligations	$-
Other	1,198,711

At July 31, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$1,331,305
Gross (Depreciation)	(705,248)
Net Appreciation on Investments	$626,057

At July 31, 2011, the aggregate cost of securities for federal income tax purposes, was $7,385,343.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2011

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At July 31, 2011, Brown Brothers Harriman & Co., for the benefit of others, owned 75.15% of the outstanding shares of the Fund.  Thus, Brown Brothers Harriman & Co. may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On September 30, 2010, the Fund paid an income distribution of $0.0209 per share to shareholders of record on September 29, 2010.

On December 29, 2010, the Fund paid an income distribution of $0.0147 per share to shareholders of record on December 28, 2010.

On June 30, 2011, the Fund paid an income distribution of $0.0572 per share to shareholders of record on June 29, 2011.

On June 30, 2011, the Fund paid a return of capital distribution of $0.0092 per share to shareholders of record on June 29, 2011.

The tax character of distributions paid for the fiscal years ended July 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income*	$80,823	$59,061
Return of capital	7,088	-

	$87,911	$59,061

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $12,472 of allowable foreign tax credits which have been passed through to the Fund’s underlying shareholders.

At July 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)	$626,057
Capital loss carryforward	(96,501)

$529,556

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to post-October capital losses in the amount of $150,736 and other differences relating to the tax treatment of underlying securities.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2011

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At July 31, 2011, for federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Amount	Expiring July 31,
$59,878	2018
$36,623	2019

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending July 31, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of these financial statement notes.

NOTE 11.  UNCERTAINTY

As described in Note 4, the Adviser has agreed to pay certain operating expenses of the Fund in excess of 1.49% of the Fund’s average daily net assets through the coming fiscal year.  During the prior fiscal year, the Adviser was required to waive its advisory fee and reimburse Fund expenses which substantially exceeded the 1.49% limitation (see the “Financial Highlights”).  The Adviser is seeking additional capital investments from multiple sources to enable the Adviser to continue reimbursing the Fund for these additional expenses, and the Adviser is considering other actions which may include the sale of the Adviser or a merger or reorganization of the Fund.  To the extent that the Adviser determines that it is no longer economically viable to continue managing the Fund, the Board of Trustees will evaluate its options and determine the best course of action at that time.  These conditions raise substantial doubt about the Fund’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524
www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Mirzam Capital Appreciation Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mirzam Capital Appreciation Fund, (the "Fund"), a series of the Unified Series Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mirzam Capital Appreciation Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in Note 11 to the financial statements, the Adviser may not have sufficient capital to continue to meet its contractual requirement to reimburse the Fund for expenses. These conditions raise substantial doubt about the Fund's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
September 29, 2011

Registered with the Public Company Accounting Oversight Board sqif Service Quality Innovation and Fun

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President and Chief Officer for Corporate Development of Global Trust Company since 2008; of Advisors Charitable Gift Fund since May 2005; of Northeast Retirement Services, Inc., since February 2003; and of Savings Banks Employees Retirement Association since February 2003; Chair of the Investment Committee (since January 2011) and past Chair, Board of Directors of Massachusetts Council of Churches; Director, Lift Up Africa; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President and Chief Executive Officer, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, since July 2008, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; President, Dreman Contrarian Fund, March 2010 to March 2011; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 44) Treasurer and Chief Financial Officer, June 2011 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since September 2010; Senior Vice President of Citi Fund Services Ohio, Inc., from September 2007 to September 2010; Assistant Vice President, Citizens Advisers, Inc., from May 2002 to August 2007.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005. Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of July 31, 2011. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-693-8056 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)
Mirzam Asset Management, LLC
The continuation of the Fund’s Management Agreement (“Management Agreement”) between the Trust and Mirzam Asset Management LLC (“Mirzam” or the “Adviser”) and the Fund’s Sub-advisory Agreement (“Sub-advisory Agreement”) between Mirzam and Bastiat Capital LLC (“Bastiat”) was considered by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement or Sub-advisory Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in person meeting held on February 6-7, 2011.  The Chairman of the Board advised the Board that on January 24-25, 2011, the Adviser Contract Renewal Committee (the “Committee”) of the Board had convened via teleconference to consider whether to recommend that the full Board renew the Management Agreement and Sub-advisory Agreement.
The Board next considered whether to renew the Management Agreement between the Trust and the Adviser, and the Sub-advisory Agreement between the Adviser and the sub-adviser, for the Mirzam Capital Appreciation Fund.
The Committee members then reviewed with the full Board the factors they considered in unanimously determining to recommend that the Board approve the renewal of each management and sub-advisory agreement.  After the review the Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.  The Trustees next reviewed each management agreement and considered the factors set forth below prior to making their determinations:
 (i)           The Nature, Extent and Quality of Services – The Committee noted that the Fund had approximately $7 million in assets as of December 31, 2010, comprising all of the Adviser’s assets under management.  The Committee reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  The Committee noted that the Adviser had delegated day to day management of the Fund to a sub-adviser, but provided the services of Mirzam’s managing partner who collaborates with the sub-adviser on stock selection at a high level. They further noted that the Adviser is responsible for selecting and monitoring the sub-adviser. The Committee determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides to the Fund the support of various administrative staff, including the Adviser’s compliance officer and marketing personnel.  The Committee noted that the Adviser was not proposing any changes to its ownership, personnel, or the level of services provided to the Fund.
The Committee noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   The Committee further noted that the Trust’s CCO had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.  The chief compliance officer reported that the Adviser had experienced no compliance issues.
(ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by Mirzam and the Administrator with respect to such performance.  The Committee noted the Adviser’s report that the Fund’s three-year performance was in the top 7% of its Morningstar peer group, which is comprised of over 600 funds, and that the Fund has a five star rating from Morningstar.  They further noted that the Administrator reported that the Fund had outperformed its peer group average return for the three year and one year periods ended December 31, 2010 and outperformed its benchmark, for the three year period.  The Committee then noted that the Fund had very low portfolio turnover, which it believed contributed to the Fund’s performance by keeping trading expenses low.
(iii)           Fee Rates and Profitability –  The Committee noted that the Adviser’s fee of 1.50% was higher than its peer group average, but that the Fund’s net expense ratio (after fee waivers and reimbursement) was lower than its peer group average.  The Committee noted that the Adviser had waived its entire fee and was reimbursing Fund expenses.  The Adviser’s managing member confirmed that the Adviser has agreed to continue capping certain operating expenses of the Fund at 2.00% through November 30, 2013.
The Adviser reported that the management agreement had not been profitable since the Fund’s inception.  The Committee discussed with Mirzam’s managing partner the Adviser’s financial stability.  He stated that he would continue subsidizing the Adviser, which has been supported by his South African business interests, which had been performing well.  He also reported to the Committee that South Africa had increased its foreign exchange limit, which permitted him to move funds more freely to the U.S.
The Committee noted that the Adviser has not entered into soft dollar arrangements, but that Mirzam had received approximately $15,500 in 12b-1 fees during 2010, and that 12b-1 reports had been provided to the Board on a quarterly basis for its review.
(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  Mirzam’s managing partner noted that he expected increased interest in the Fund now that it had achieved three years of performance history and an excellent Morningstar rating.  The Committee noted that the Fund had recently completed three years of operation and although the Fund’s assets appeared to be growing slightly, it did not appear that Mirzam has begun to realize any significant economies of scale from managing the Fund.
After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waiver and reimbursement by Adviser) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement.

Bastiat Capital, LLC
After discussing the materials provided by the sub-adviser, the Committee contacted the sub-adviser’s representative and portfolio manager to the Fund, and interviewed him for approximately one-half hour.
The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the sub-adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangements.  As a result, the Committee noted as follows:
(i)           The Nature, Extent and Quality of Services – The Committee noted that the sub-adviser manages approximately $14.5 million in assets, and that the Fund had approximately $7 million in assets, as of December 31, 2010.  The Committee reviewed the responses from the sub-adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth of Fund asset levels, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  The Committee determined that the sub-adviser’s resources appear adequate, and specifically noted that the sub-adviser provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience.  The Committee also noted that the sub-adviser also provides the services of its chief compliance officer.  The Committee noted that the sub-adviser reported that it spends approximately 30% of its time on investment analysis that would benefit the Fund.  They also noted that the Fund represents a little less than half of the sub-adviser’s assets under management.  The Committee noted that the sub-adviser was not proposing any changes to the level of services provided to the Fund.
The Committee noted that various compliance reports had been provided by the sub-adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   The Committee noted that the Trust’s Chief Compliance Officer had reviewed the sub-adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violations of federal securities laws.
(ii)           Fund Performance – The Committee indicated that their previous discussion of the Fund’s performance was applicable to the sub-adviser, as well as the Adviser.
(iii)           Fee Rates and Profitability –  The Committee noted that the sub-adviser’s 0.75% fee was lower than the 1.25% fee sub-adviser typically charges its separately managed accounts.  The sub-adviser reported that its balance sheet for December 31, 2010 reflected no debt other than a member’s personal loan that provided working capital.  The Committee also determined that as the sub-advisory fee was paid by the Adviser, not the Fund, it was appropriate to focus on the advisory fees because those were the fees paid by the Fund.
The Committee noted that the sub-adviser does not direct Fund brokerage to brokers and dealers in return for research services.  The Committee also noted that the sub-adviser does not receive any 12b-1 fees from the Fund.
(iv)           Economies of Scale – In determining the reasonableness of the sub-advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the sub-advisory fees. The Committee noted that Fund had recently completed three years of operation and that although the Fund was growing, it did not appear that the sub-adviser has begun to realize any significant economies of scale from managing the Fund.
After reviewing all of the foregoing, the Committee determined that the Fund’s sub-advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s sub-advisory Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (888) 693-8056 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL  33469

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Mirzam Fund:
FY 2011 FY 2010	$11,500 $11,500

(b)	Audit-Related Fees
Registrant

Mirzam Fund:
FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

Mirzam Fund :
FY 2011 FY 2010	$2,500 $2,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The Mirzam Fund:
FY 2011 FY 2010	$300 $0

Nature of the fees:	Fund Accounting system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                                      0%
Tax Fees:                                                                        0%
All Other Fees:                                                              0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of September 26, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By  /s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           9/26/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           9/26/2011

By   /s/ Robert W. Silva
Robert W. Silva, Treasurer

Date           9/26/2011